CLASSIFIED – INTERNAL USE Third Quarter 2017 Results November 6, 2017

2CLASSIFIED – INTERNAL USE Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s future performance, revenues and timing thereof, service model changes, new restaurant openings, tax rate, sensitivity of earnings per share and other projected financial measures, statements under the heading “Outlook for 2017”, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s business improvement initiatives; the ability to fulfill planned, and realize the anticipated benefits of completed, expansion and restaurant remodeling; the effectiveness of our marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from anticipated new technology systems and tools in the restaurants and other initiatives; the ability to develop, test, implement and increase online ordering, to-go services, catering and other off- premise sales; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period- to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com.

3CLASSIFIED – INTERNAL USE Red Robin Q3-2017 Results • Total revenues increased 2.3% • Comparable restaurant revenue down 0.1% (using constant currency rates) • Off-premise revenues increased to 7.6% of total food and beverage sales • Restaurant-level operating profit(1) was 17.4% compared to 18.6% in the prior year • Adjusted EBITDA(1) was $25.5 million • Diluted earnings per share were $0.21 compared to diluted loss per share of $0.10 in Q3 2016. Adjusted diluted EPS(1) were $0.21 compared to $0.38 in the prior year • Opened 7 new Red Robin® restaurants (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

4CLASSIFIED – INTERNAL USE Red Robin Strategic Priorities • Maximize brand equities to ensure a strong foundation • Rapidly pilot and rollout transformational changes • Conceptualize and test revolutionary new approaches

5CLASSIFIED – INTERNAL USE Labor Productivity _________________ *Comp restaurants only, FOH/HOH combined

6CLASSIFIED – INTERNAL USE Burger Bar

7CLASSIFIED – INTERNAL USE Off-Premise Sales Trend 5.4% 5.7% 6.3% 7.0% 7.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 US Comp Locations Off-Premise Sales as a % of Gross F&B Sales

8CLASSIFIED – INTERNAL USE Traffic vs. Casual Dining (8-quarter trend) Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of 10/1/2017 -1.5% -0.9% -0.6% 1.2% 2.2% 1.2% 3.6% 4.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17

CLASSIFIED – INTERNAL USE 9 Financial Update

10CLASSIFIED – INTERNAL USE Q3-17 Sales Highlights Q3-17 (12 Weeks) Q3-16 (12 Weeks) Change Q3-17 YTD (40 Weeks) Q3-16 YTD (40 Weeks) Change Restaurant revenue $301.1 million $293.9 million 2.5% $1.03 billion $992.7 million 3.4% Total company revenues $304.2 million $297.3 million 2.3% $1.04 billion $1.00 billion 3.3% Company-owned comp revenue(1) -0.1% -3.6% -0.2% -2.9% Price/Mix -0.1% -1.2% -0.1% 0.6% Guest counts 0.0% -2.4% -0.1% -3.5% Franchised comp revenue -3.0% -1.4% -2.8% -1.2% Company avg. weekly revenue/unit(1) – total $52,955 $52,439 1.0% $54,614 $54,555 0.1% Company avg. weekly revenue/unit(1) – comp $53,233 $53,022 0.4% $55,576 $55,622 -0.1% Avg. weekly restaurant level operating profit/unit(1) – comp $9,360 $10,104 -7.4% $10,965 $11,881 -7.7% Operating weeks 5,686 5,613 1.3% 18,803 18,205 3.3% Net Sales/ sq. ft (TTM) $447 $455 -1.8% (1) Calculated at constant currency rates.

11CLASSIFIED – INTERNAL USE Comparable Restaurant Revenue Trend(1) 3.1% 2.9% 3.5% -2.0% -2.6% -3.2% -3.6% -4.3% -1.2% 0.5% -0.1% -4.5% -2.5% -0.5% 1.5% 3.5% 5.5% Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 (1) Calculated at constant currency rates.

12CLASSIFIED – INTERNAL USE 23.0% 22.5% 21.6% 21.9% 22.5% 20.9% 18.6% 19.0% 20.7% 19.9% 17.4% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2015 2016 2017 Restaurant Level Operating Profit (1) Margins 12 (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

13CLASSIFIED – INTERNAL USE Q3-17 Restaurant Results 13 % of Restaurant Revenue Q3-17 % of Restaurant Revenue Q3-16 Favorable (Unfavorable) Cost of sales 23.8% 23.6% (20 bps) Labor 35.3% 34.8% (50 bps) Other operating 14.9% 14.5% (40 bps) Occupancy 8.6% 8.5% (10 bps) Restaurant Level Operating Profit(1) 17.4% 18.6% (120 bps) (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

14CLASSIFIED – INTERNAL USE $45.5 $33.6 $30.0 $34.3 $48.9 $33.5 $26.8 $29.2 $45.8 $32.3 $25.5 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 Q1 Q2 Q3 Q4 2015 2016 2017 Adjusted EBITDA(1)(2) ($ in millions) 14 (1) See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss) (2) To conform with current period presentation and to provide an EBITDA measure comparable to other companies in our industry, stock-based compensation is included in EBITDA in all prior periods presented.

15CLASSIFIED – INTERNAL USE Adjusted Earnings Per Diluted Share $1.10 $0.78 $0.58 $0.86 $1.27 $0.75 $0.38 $0.35 $0.89 $0.61 $0.21 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 $1.35 Q1 Q2 Q3 Q4 2015 2016 2017 15 See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share

16CLASSIFIED – INTERNAL USE Outlook for 2017 • Earnings per diluted share projected to range from $0.45 to $0.60 for the fourth quarter and range from $2.16 to $2.31 for full-year 2017. • Comparable restaurant revenue is projected to range from flat to up 0.5% for full-year 2017. Note on Guidance Policy: The Company provides only annual guidance as it relates to revenues, comparable restaurant revenue growth, operating weeks associated with locations opened, cost of sales and restaurant labor costs as a percentage of restaurant revenue, other operating expenses (other than interest expense), depreciation and amortization, general and administrative expense, selling expense, pre-opening expense, income tax rate, EBITDA, earnings per diluted share, overall capital expenditures and restaurant openings and closings. The Company intends to only provide updates if there is a material change versus the previously communicated guidance.

17CLASSIFIED – INTERNAL USE Our Unique, Differentiating Strengths • Craveable, customizable burgers • Reputation for service and speed that meets the needs of Guests • Best-in-class value perception with Bottomless promise, “affordable abundance”

18CLASSIFIED – INTERNAL USE Thank you to all of our Team Members! 17

CLASSIFIED – INTERNAL USE 19 Appendix

20CLASSIFIED – INTERNAL USE Adjusted Net Income(1) $15.6 $11.2 $8.3 $12.0 $17.6 $10.3 $5.0 $4.5 $11.6 $7.9 $2.7 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 Q2 Q3 Q4 2015 2016 2017 ($ in millions) 20 (1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss)

21CLASSIFIED – INTERNAL USE $36.0 $31.3 $34.0 $39.6 $42.5 $24.6 $27.6 $4.3 $70.0 $34.7 $16.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 Q2 Q3 Q4 2015 2016 2017 Cash Flow from Operations ($ in millions) 21

22CLASSIFIED – INTERNAL USE Q3-17 Commodity Update 22 % of Total COGS in Q3-17 Market vs. Contract Ground beef 13.9% Market Steak fries 11.1% 100% contracted through 10/18 Poultry 9.2% 100% contracted though 12/18 Produce 8.1% 70% contracted through 10/18 Meat 8.0% Prime rib 100% through 3/18 Bread 6.2% Frozen bread 100% contracted through 3/18 Seafood 3.1% Cod and Shrimp 100% contracted through 3/18 Fry oil 1.7% 100% contracted through 6/18

23CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share 23 ($ in thousands, except per share data) 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income (loss) as reported $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 Adjustments to net income (loss): Asset impairment and restaurant closure costs - - - 581 825 3,860 9,321 20,420 - 1,584 - Litigation contingencies - - - - 3,900 - - - - - - Reorganization costs - - - - - - - 1,322 - - - Change in estimate for gift card breakage (1,369) - - - - - - - - - - Income tax (expense) benefit of adj. 439 - - (227) (1,356) (1,153) (2,993) (8,470) - (618) - Adjusted net income $ 15,635 $ 11,166 $ 8,282 $ 12,045 $ 17,594 $ 10,259 $ 5,028 $ 4,520 $ 11,567 $ 7,897 $ 2,714 Diluted net income (loss) per share(1): Net income (loss) as reported $ 1.16 $ 0.78 $ 0.58 $ 0.84 $ 1.03 $ 0.55 $ (0.10) $ (0.68) $ 0.89 $ 0.53 $ 0.21 Adjustments to net income (loss): Asset impairment and restaurant closure costs - - - 0.04 0.06 0.28 0.70 1.58 - 0.12 - Litigation contingencies - - - - 0.28 - - - - - - Reorganization costs - - - - - - - 0.10 - - - Change in estimate for gift card breakage (0.09) - - - - - - - - - - Income tax (expense) benefit of adj. 0.03 - - (0.02) (0.10) (0.08) (0.22) (0.65) - (0.04) - Adjusted EPS - diluted $ 1.10 $ 0.78 $ 0.58 $ 0.86 $ 1.27 $ 0.75 $ 0.38 $ 0.35 $ 0.89 $ 0.61 $ 0.21 (1) For the third and fourth quarters of 2016, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income. In the fourth quarter of 2016, the calculation for Asset impairment and restaurant closure costs includes $0.01 related to the effect of the diluted shares on net loss per share as reported.

24CLASSIFIED – INTERNAL USE Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Restaurant revenue $ 388,509 $ 288,704 $ 279,496 $ 282,189 $ 396,770 $ 302,117 $ 293,858 $ 287,924 $ 413,451 $ 312,351 $ 301,100 Restaurant operating costs(1): Cost of sales 97,950 71,665 68,197 66,825 92,325 70,831 69,447 65,646 94,607 73,903 71,642 Labor 124,356 93,513 92,097 93,551 132,984 102,847 102,294 101,107 145,519 108,422 106,205 Other operating 46,584 35,356 36,144 36,260 49,708 40,275 42,463 41,531 54,680 42,712 44,846 Occupancy 30,147 23,210 22,804 23,846 32,498 24,905 25,121 24,884 33,119 25,140 25,868 Restaurant-level operating profit 89,472 64,960 60,254 61,707 89,255 63,259 54,533 54,756 85,526 62,174 52,539 Add – Franchise royalties, fees, and other revenue 6,392 4,275 3,916 4,111 5,356 3,432 3,449 3,535 5,106 3,420 3,148 Deduct – Other operating: Depreciation and amortization 23,003 17,260 18,618 18,493 23,951 19,159 21,468 22,117 28,044 21,173 21,258 General and administrative expenses 34,995 23,044 23,709 21,257 31,980 19,972 20,328 19,015 30,913 21,927 18,562 Selling 13,066 11,082 7,899 8,027 11,408 11,047 8,718 9,169 12,362 10,167 10,308 Pre-opening and acquisition costs 955 1,369 2,239 2,445 2,372 2,238 2,382 1,033 1,855 1,377 1,503 Other charges(2) - - - 581 4,725 3,860 9,321 21,742 - 1,584 - Total other operating 72,019 52,755 52,465 50,803 74,436 56,276 62,217 73,076 73,174 56,228 51,631 Income (loss) from operations 23,845 16,480 11,705 15,015 20,175 10,415 (4,235) (14,785) 17,458 9,366 4,056 Interest expense, net and other 1,060 904 1,098 747 1,638 1,486 1,612 2,046 2,984 2,453 2,032 Income tax expense (benefit) 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) (8,079) 2,907 (18) (690) Total other 7,280 5,314 3,423 3,324 5,950 2,863 (2,935) (6,033) 5,891 2,435 1,342 Net income (loss) $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 (1) Excluding depreciation and amortization, which is shown separately. (2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation. See condensed consolidated statement of operations in Exhibit 99.1 for explanation of Other charges.

25CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) 25 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income (loss) as reported $ 16,565 $ 11,166 $ 8,282 $11,691 $14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 Adjustments to net income (loss): Income tax expense (benefit) 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) (8,079) 2,907 (18) (690) Interest expense, net 1,088 805 777 959 1,655 1,555 1,822 2,161 3,249 2,626 2,222 Depreciation and amortization 23,003 17,260 18,618 18,493 23,951 19,159 21,468 22,117 28,044 21,173 21,258 EBITDA(1).. $ 48,322 $ 33,641 $ 30,002 $ 33,720 $ 44,143 $ 29,643 $ 17,443 $ 7,447 $ 45,767 $ 30,712 $ 25,504 Asset impairment and restaurant closure costs - - - 581 825 3,860 9,321 20,420 - 1,584 - Litigation contingencies - - - - 3,900 - - - - - - Reorganization costs - - - - - - - 1,322 - - - Change in estimate for gift card breakage (1,369) - - - - - - - - - - Adjusted EBITDA $ 45,507 $ 33,641 $ 30,002 $ 34,301 $ 48,868 $ 33,503 $ 26,764 $ 29,189 $ 45,767 $ 32,296 $ 25,504 ($ in thousands) (1) To conform with current period presentation and to provide an EBITDA measure comparable to other companies in our industry, stock-based compensation was excluded from EBITDA in all prior periods presented.